Q 2 2 0 2 5

2 Disclaimer Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our future results of operations and financial position, our operational performance, our anticipated growth and business strategy, our future capital expenditures and debt service obligations, the projected costs, prospects and plans and objectives of management for future operations, including regarding expected growth and demand for our batteries and energy storage solutions and introduction of new batteries and energy storage solutions, the adoption of such offerings by customers, our expectations relating to backlog, pipeline and contracted backlog, our ability to implement our remediation plan in connection with the material weakness in our internal control over financial reporting, current expectations relating to legal proceedings and anticipated impacts and benefits from the Inflation Reduction Act of 2022 as well as any other proposed or recently enacted legislation. In some cases, you may also identify forward-looking statements by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “project,” “predict,” “outlook” “should,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as forward-looking statements are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof except as may be required under applicable securities laws. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” Non-GAAP Financial Measures This presentation contains adjusted EBITDA and adjusted net profit/loss, which are non-GAAP financial measures. Non-GAAP adjusted EBITDA is defined as net profit/loss excluding depreciation and amortization, non-cash settled share-based compensation (“SBC”) expense, interest expense, interest income, changes in fair value of our warrant and convertible loan and income tax expense or benefit. Adjusted net profit/loss is GAAP net profit/loss as adjusted for non-cash stock-based compensation expense and changes to the valuation of warrant liabilities and convertible loan. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of adjusted EBITDA and adjusted net profit/loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business.

3 Click to edit text Microvast Snapshot 18 Years of Innovation in Electrification We strive to be a trusted global leader in sustainable energy technologies and solutions. We aspire to be the company with continued groundbreaking battery innovation across the technology stack. We aim to become a steward of electric mobility and the shift towards a cleaner, greener, and more resilient planet.  810+ Patents Granted or Pending  2,000+ Employees Globally  Founded in 2006  Headquartered in Stafford, Texas  NASDAQ: MVST  Electrifying Products Worldwide Latest Technology Announcements Silicon Enhanced Cells  Improved energy density for high performance applications. All-Solid-State Batteries  Next generation development. ME6 - Overhaulable ESS Containers  Optimized TCO with a robust design allowing for overhauls.  Increased capacity and stability with Microvast's high-performance LFP cells.

4 Q2 Overview Realizing Results Q2 Revenue Q2 Gross Profit & Gross Margin  Consistent Revenue Growth – a strong indicator of market demand for our high-performance products.  Gross Profit Trend – our gross profit has continuously improved as we progress towards maturity within our industry, with a focus on profitability and the ability to leverage operations at scale. Record Q2 Revenue $91.3M +9.2% Y/Y Backlog $320M Market Capture Q2 Gross Margin 34.7% +2.2pp Y/Y Q2 Adj. EBITDA $25.9M Strategic Execution $64.4 $75.0 $83.7 $91.3 2022 2023 2024 2025 M IL LI O N S U SD $5 $11 $27 $32 7. 5% 15 .3% 32 .5% 34 .7% 0% 20% 40% 60% 80% 100% $0 $5 $10 $15 $20 $25 $30 $35 2022 2023 2024 2025 M IL LI O N S U SD

5 Innovate: Future Focus Capture: Significant Market Share Expand: Supporting Growth  Remain focused on product innovations and exciting upcoming R&D developments.  Win entry into new segments with new high- performance products and diversify revenue streams through products and services that support global energy transformation.  Invest in commercialization of high demand and key future technologies.  Grow sales and maintain a sustainable gross margin.  Leverage operating efficiencies and adapt to new markets.  Add production capacity to meet growing customer demand.  Continue optimization of core business as we strive to achieve sustained profitability.  Drive excellence in our sales pipeline and regional footprints, growing through geographical and market expansion. Business Strategy Our core focus remains:  Becoming cashflow positive.  Maintaining our strong gross margin profile as we expand to meet customer demands.  Continue our high sales growth as we release new products and enter new market segments. We strive to achieve this through continued innovation, developing and capturing new markets, and expanding our capacity and global footprint.

6 Phase 3.2 Update Capacity Expansion Expanding our Huzhou facility with Phase 3.2 will allow us to deliver more products to more customers:  Expansion is well under way – installation completion is expected by year-end, with initial production to follow.  Clean rooms completed.  Utility equipment installation completed.  Production equipment currently being installed and commissioned.  Expected to provide up to an additional 2GWh of capacity annually.  Anticipated capability of producing both current and upcoming advanced cells such as HpCO-53.5Ah/HpCO-55Ah/HnCO-120Ah.

All-Solid-State Battery Milestones

Pioneering Multi-Layer Bipolar Integration

5-Layer Cell: Stable Cycling with High Efficiency

Cycling tests at 1C demonstrated a high coulombic efficiency of 99.89%. This indicates robust interfacial integrity and minimal energy loss during charge transfer, which is crucial for battery longevity and performance.

12-Layer Cell: 48-Volt Monolithic Stack for Direct Integration

This all-solid-state bipolar cell achieves a total of 48V from a single, integrated stack. The voltage-capacity profile of this functional prototype validates its performance. Cross-sectional imaging via SEM-EDS confirms the uniform layers, strong interfacial integrity, and series-connected architecture.



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Figure 1: *Voltage vs. retention rate at various cycles.*



Voltage (V vs. Li/Li+)
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Figure 2: *Voltage vs. capacity profile.*



Figure 3: *SEM-EDS cross section.*

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8 Advancing ASSB Technology Key Milestones & Market Impact Endurance & Integration 5-Layer Cell: Stable Cycling with High Efficiency  Building on the results demonstrated in Q1, our proprietary 5-layer solid-state cell has completed over 300 full charge-discharge cycles at 1C, while maintaining >99.89% coulombic efficiency, and steady capacity retention across the cycle window.  This result further validates our interfacial engineering approach and the structural stability of our proprietary all solid-state architecture under long-term stress conditions. 12-Layer Cell: 48-Volt Monolithic Stack for Direct Integration  We have fabricated and validated a 12-layer monolithic all-solid- state bipolar cell that delivers a 48V output from a single cell.  SEM-EDS imaging confirms precise layer alignment and elemental uniformity, validating the feasibility of high-voltage solid-state cells with minimal packaging complexity. Advantages for Commercialization Simplified System Design:  Traditional lithium-ion cells are constrained by electrolyte decomposition at 4V to 5V, limiting cell-level upper voltage.  Our technology enables native outputs of tens to hundreds of volts from a single cell, eliminating the need for complex, costly external voltage conversion and simplifying overall system architecture, opening the door to new applications and end-users. Inherent Fault Tolerance:  Unlike conventional cells, our multi-layer design localizes defects, preventing a single point of failure from taking down an entire system. This significantly boosts reliability for mission-critical applications. Reduced Cost & Complexity:  High-voltage output and a simplified architecture for less packaging, fewer connections, and lower manufacturing costs, accelerating our path to commercial-scale production. Strategic Market Platform:  Combining solid-state safety, a compact form factor, and flexible voltage, this technology is ideally suited for emerging high-growth sectors like next-generation robotics, advanced AI systems, and aerospace.

Q 2 2 0 2 5 F I N A N C I A L S

Q2 2025 P&L

($ in thousands)

GAAP Income Statement

	Three-Months Ended June 30		Six-Months Ended June 30	
	2025	2024	2025	2024
Revenue	91,339	83,675	207,830	165,026
Cost of revenues	(59,616)	(56,480)	(133,091)	(120,606)
Gross Profit	**31,723**	**27,195**	**74,739**	**44,420**
Gross Margin	**34.7%**	**32.5%**	**36.0%**	**26.9%**
General and administrative expenses	(3,997)	(23,511)	(14,450)	(47,305)
Research and development expenses	(7,719)	(10,107)	(15,967)	(21,599)
Selling and marketing expenses	(3,424)	(5,026)	(10,223)	(10,617)
Impairment loss of long-lived assets	(1,364)	(88,027)	(1,364)	(88,027)
Operating expense	**(16,504)**	**(126,671)**	**(42,004)**	**(167,548)**
Subsidy Income	995	735	2,411	1,269
Profit/(loss) from operations	**16,214**	**(98,741)**	**35,146**	**(121,859)**
Change in fair value of warrants and convertible loan	(121,521)	(1,568)	(78,361)	(1,526)
Others	(531)	(1,247)	(833)	(2,996)
Net profit/(loss) before income tax	**(105,838)**	**(101,556)**	**(44,048)**	**(126,381)**
Income tax	(220)	-	(220)	-
Net profit/(loss)	**(106,058)**	**(101,556)**	**(44,268)**	**(126,381)**
Less: net income attributable to noncontrolling interests	-	-	-	-
Net profit/(loss) attributable shareholders	**(106,058)**	**(101,556)**	**(44,268)**	**(126,381)**

Revenue vs. Prior Year Periods

- Revenue rose 9.2% year-over-year ("Y/Y"). Growth of 25.9% for the six-month period, driven by a ~300 MWh increase in sales.
- Gross margin improved by 2.2 pp Y/Y, and 9.1 pp for the six-month period.

Q2 Operating Expenses vs. Prior Year Period

- G&A: Decrease primarily due to reduction in non-cash settled share-based compensation (SBC) Y/Y, and FX fluctuation in the Euro/RMB rate.
- R&D: Decrease primarily due to reduction in non-cash SBC Y/Y.
- S&M: Decrease primarily due to reduction in non-cash SBC Y/Y.

Performance

- After accounting non-cash settled SBC of $0.8M and changes in fair value of warrant liability and convertible loan of $121.5M, we achieved an adjusted net profit of $16.3M for the quarter and $35.6M for the six-month period.
- Adjusted EBITDA for the quarter was $25.9 million and $54.4M for the six-month period.

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11 Q2 2025 Revenue by Region ($ in thousands) Three-Months Ended June 30Revenue by region Y/Y %20242025 34%35,65347,658APAC -17%46,74538,885EMEA 276%1,2774,796USA 9%83,67591,339Total Three-Months Ended June 30 Six-Months Ended June 30Revenue by region Y/Y %20242025 13%86,13997,709APAC 31%75,66698,935EMEA 247%3,22111,186USA 26%165,026207,830Total Six-Months Ended June 30 APAC, 52% EMEA, 43% USA, 5% 2025 APAC, 43% EMEA, 55% USA, 2% 2024 APAC, 47% EMEA, 48% USA, 5% 2025 APAC, 52% EMEA, 46% USA, 2% 2024

12 Cash Flow Statement ($ in thousands) Operating Cash Flow  Net loss for the six-month period was primarily offset by a $7.1 million decrease in inventory, non-cash adjustments of $16.5 million in D&A and $78.4 million from changes in fair value of warrant liability and convertible loan.  Decreased by a $14.5 million increase in net receivables and a $12.6 million decrease in net liabilities and accrued expenses. Investing Activities  Net outflow of $5.1M, due to net PP&E primarily related to Huzhou operations, including our Phase 3.2 expansion. Financing Activities  $6.8M net outflow, related to re-financing and repayments. Foreign Exchange Impact  $3.2M negative impact from exchange rate changes, reflecting global business and international exposure. Cash Position  Ended the period with $138.8M in cash (including restricted cash), a $29.2M increase, showing improved financial stability despite ongoing investments and growth. Six-Months Ended June 30Condensed & Consolidated Cashflow 2025 (44,268)GAAP net profit/(loss) Operating activities: 1,511Impairment, disposal, write downs 78,361Changes in fair value of warrant liability and convertible loan 10,745Other operating activities 16,475D&A 1,549Non-cash settled share-based compensation (14,470)Net receivables 7,051Inventory (12,631)Net liabilities & expenses 44,323Net cash from operating activities Investing activities: (5,078)Net PP&E -Short-term investments (5,078)Net cash from investing activities Financing activities: 59,571Proceeds (66,370)Repayments (6,799)Net cash from financing activities (3,227)Exchange rate changes 29,219Increase (decrease) in cash, cash equivalents and restricted cash 109,601Cash, cash equivalents and restricted cash at beginning of the period 138,820Cash, cash equivalents and restricted cash at end of the period

O U T L O O K

14 Global Maintain revenue growth and margin profile as catalysts to achieve improved liquidity and profitability. 2025 Outlook $450-475M Revenue Guidance 18-25% Target Revenue Growth APAC 30% 32% Updated Target Gross Margin Targeting Phase 3.2 completion by Q4, followed by initial production. Progress towards R&D new product pipeline. EMEA Expected >20% Y/Y revenue growth for 2025. Emphasis on securing new strategic partners and next generation product sales. Americas Targeting positive quarterly EBITDA and operating profits. Profitability focus driving regional efficiency and growth. Anticipate ~50% Y/Y revenue growth for 2025. Continue customer acquisition efforts, new business opportunities, and assessing financing needs.

A P P E N D I X

16 Non-GAAP Reconciliations ($ in thousands) Six-Months Ended June 30Three-Months Ended June 30 2024202520242025 165,026207,83083,67591,339Revenues (120,606)(133,091)(56,480)(59,616)Cost of revenues 44,42074,73927,19531,723Gross profit (GAAP) 26.9%36.0%32.5%34.7%Gross margin 2,6191241,48162Non-cash settled share-based compensation (included in cost of revenues) 47,03974,86328,67631,785Adjusted gross profit (non-GAAP) 28.5%36.0%34.3%34.8%Adjusted gross margin (non-GAAP) Six-Months Ended June 30Three-Months Ended June 30 2024202520242025 (47,305)(14,450)(23,511)(3,997)General and administrative expenses (21,599)(15,967)(10,107)(7,719)Research and development expenses (10,617)(10,223)(5,026)(3,424)Selling and marketing expenses (88,027)(1,364)(88,027)(1,364)Impairment loss of long-lived assets (167,548)(42,004)(126,671)(16,504)Operating expenses (GAAP) 21,3781,42510,649784Non-cash settled share-based compensation (included in Operating expenses) (146,170)(40,579)(116,022)(15,720)Adjusted operating expenses (non-GAAP)

17 Non-GAAP Reconciliations ($ in thousands) Six-Months Ended June 30Three-Months Ended June 30 2024202520242025 (126,381)(44,268)(101,556)(106,058)Net profit/loss (GAAP) 1,52678,3611,568121,521Changes in fair value of warrant and convertible loan* 23,9971,54912,130846Non-cash settled share-based compensation* (100,858)35,642(87,858)16,309Adjusted net profit/loss (non-GAAP) *The tax effect of the adjustments was nil. Six-Months Ended June 30Three-Months Ended June 30 2024202520242025 (126,381)(44,268)(101,556)(106,058)Net profit/loss (GAAP) 3,4612,0651,8481,054Interest expense, net -220-220Income tax expense 15,29916,4757,6358,298Depreciation and amortization (107,621)(25,508)(92,073)(96,486)EBITDA (non-GAAP) 1,52678,3611,568121,521Changes in fair value of warrant liability and convertible loan 23,9971,54912,130846Non-cash settled share-based compensation (82,098)54,402(78,375)25,881Adjusted EBITDA (non-GAAP)